Consent of Independent Certified Public Accountant

         I consent to the use in this Registration Statement on Form SB-2 of my report dated July 20, 2001, relating to the financial statements of Artescope, Inc., SEC File No. 333-66590, and to the reference to my firm under the caption "Experts" in the Prospectus.

                                      /s/ Quintanilla

                                      A Professional Accountancy Corporation
                                      Laguna Niguel, California


                                      October 15, 2001